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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  March 3, 1997



                          COMMISSION FILE NO.: 0-20742


                                CB BANCORP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


Delaware                                                 35-1866127
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(State or other Jurisdiction of Incorporation         (IRS Employer or
organization)                                         Identification No.)


126 East 4th Street, Michigan City, Indiana                  46360
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (219) 873-2800
                                                     ---------------------




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ITEM 5.  OTHER EVENTS.
         -------------

1. On March 1, 1997, CB Bancorp, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Pinnacle Financial Services, Inc. ("Pinnacle") whereby Pinnacle will acquire the Company. The transaction, subject to regulatory and shareholder approval, is expected to close in the second quarter of 1997. Attached is a copy of the press release announcing the Agreement.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                By:--------------------------------
                                   Joseph F. Heffernan
                                   President and Chief Executive Officer



Dated:  ________________, 1997



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              By:  /s/ Joseph F. Heffernan
                                   ------------------------------
                                   Joseph F. Heffernan
                                   President and Chief Executive Officer



Dated:  March 12, 1997